SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2003

MERCURY AIR GROUP, INC.

(Exact name of Registrant as specified in Charter)

DELAWARE	1-7134	11-1800515

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5456 McConnell Avenue, Los Angeles, CA 90066

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (310) 827-2737

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

TABLE OF CONTENTS

Item 5.	Other Events and Regulation FD Disclosure
Item 7.	Financial Statements and Exhibits
Signature

Exhibit 10.1 – Settlement Agreement and Form of Note
Exhibit 99.1

Item 5. Other Events and Regulation FD Disclosure

     On December 15, 2003 Mercury Air Group, Inc. (the “Company”) announced that it had entered into a settlement agreement relating to litigation with J O Hambro Capital Management Group Limited and certain of its affiliates and private clients (collectively “J O Hambro”). In connection with the settlement, among other things, J O Hambro agreed to sell and the Company agreed to purchase 343,600 shares of the Company’s common stock owned by J O Hambro and pay certain costs for the mutual release of claims. The settlement terms provided for the Company to issue notes to J O Hambro in the aggregate amount of $3,586,000. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	Settlement Agreement by and among: 1) J O Hambro Capital Management Group Limited, 2) J O Hambro Capital Management Limited; 3) American opportunity Trust plc; 4) The Trident North Atlantic Fund; and 5) Mercury Air Group, Inc. dated December 12, 2003; together with form of promissory note.

99.1	Press Release dated December 15, 2003

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2003	MERCURY AIR GROUP, INC

	By:	/s/ Robert Schlax

Robert Schlax Chief Financial Officer (Principal Accounting Officer)

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